[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]

                                 March 23,1999


Gintel Fund
6 Greenwich Office Park
Greenwich, CT 06831

                    Re:     Post-Effective Amendment No. 22 to
                            Registration Statement on Form N-1A
                            File No. 2-70207
                            -----------------------------------

Gentlemen:

               We hereby consent to the reference to our firm as counsel in this Registration Statement on Form N-1A.


                               Very truly yours,

                               /s/ Kramer Levin Naftalis & Frankel LLP